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                        MITCHELL HUTCHINS SERIES TRUST
                SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1999

                                                                    May 26, 1999

Dear Investor,

        This is a supplement to the Prospectus of Mitchell Hutchins Series Trust ("Trust") that describes changes to the investment policies of Growth and Income Portfolio and Small Cap Portfolio that the board of trustees adopted on May 13, 1999 and of which investors should be aware.

GROWTH AND INCOME PORTFOLIO
---------------------------

        The first two paragraphs under "Principal Investment Strategies" on page 16 are replaced by the following:

                The fund invests primarily in

                . stocks of companies that its investment adviser, Mitchell Hutchins Asset Management Inc., believes have potential for rapid earnings growth and

                . income producing securities, which may include bonds in addition to dividend-paying stocks.

                Although the fund invests primarily in stocks, it also invests, to a lesser extent, in bonds when Mitchell Hutchins believes those investments offer opportunities for capital appreciation because interest rates may fall or credit factors or ratings affecting particular issuers may improve. The fund may invest in securities of foreign issuers that are denominated in U.S. dollars and traded in U.S. markets.

SMALL CAP PORTFOLIO
-------------------

        The first paragraph under "Principal Investment Strategies" on page 23 is replaced by the following:

                The fund invests primarily in stocks of small capitalization ("small cap") companies, which are defined as companies that have market capitalizations of up to $1.5 billion at the time of purchase.